EXHIBIT 99.2


            IN THE COURT OF THE CHANCERY OF THE STATE OF DELAWARE
                         IN AND FOR NEW CASTLE COUNTY
- - - - - - - - - - - - - - - - - - - - - - - - - -x
R.S.M. INC. and MEL MOHR, TRUSTEE for              :
the IRENE MOHR REVOCABLE TRUST on                  :
behalf of themselves and all others similarly      :
situated,                                          :
                                                   :
                                                   :
                      Plaintiffs,                  :
                                                   :
                                                   :  Civil Action No. 17449 NC
                                                   :
                - against -                        :
                                                   :
                                                   :
                                                   :
                                                   :
ALLIANCE CAPITAL MANAGEMENT L.P.,                  :
ALLIANCE CAPITAL MANAGEMENT                        :
CORPORATION, ALLIANCE CAPITAL                      :
MANAGEMENT L.P. II, DAVE H. JOSEPH,                :
JR., and JOHN D. CARIFA,                           :
                                                   :
                           Defendants.             :
- - - - - - - - - - - - - - - - - - - - - - - -  - x

                       NOTICE OF MOTION FOR PRELIMINARY
                                  INJUNCTION
                       --------------------------------


TO:           ALLIANCE CAPITAL MANAGEMENT L.P.
              ALLIANCE CAPITAL MANAGEMENT CORPORATION
              DAVE H. WILLIAMS
              BRUCE W. CALVERT
              ROBERT H. JOSEPH, JR.
              JOHN D. CARIFA
              c/o The Corporation Trust Company
                  1209 Orange Street
                  Wilmington, Delaware 19801

              ALLIANCE CAPITAL MANAGEMENT L.P. II
              c/o Corporation Service Company
                  1013 Centre Road
                  Wilmington, Delaware 19805

         PLEASE TAKE NOTICE that the within Motion for Preliminary Injunction will be presented to the Court at the earliest time convenient to the Court and to counsel.


                                        SMITH, KATZENSTEIN & FURLOW LLP


                                        /s/ Craig B. Smith
                                        --------------------------------------
                                        Craig B. Smith
                                        800 Delaware Avenue
                                        Post Office Box 410
                                        Wilmington, Delaware 19801
                                        (302) 652-8400
                                        Attorneys for Plaintiffs

Date: October 4, 1999



Of Counsel:

WECHSLER HARWOOD HALEBIAN & FEFFER LLP
Stuart D. Wechsler
Frederick W. Gerkens, III
488 Madison Avenue, 8th Floor
New York, New York
(212) 935-7400

             IN THE COURT OF THE CHANCERY OF THE STATE OF DELAWARE
                         IN AND FOR NEW CASTLE COUNTY
- - - - - - - - - - - - - - - - - - - - - - - - - -x
R.S.M. INC. and MEL MOHR, TRUSTEE for              :
the IRENE MOHR REVOCABLE TRUST on                  :
behalf of themselves and all others similarly      :
situated,                                          :
                                                   :
                                                   :
                                                   :
                    Plaintiffs,                    :
                                                   :  Civil Action No. 17449 NC
                                                   :
                                                   :
              - against -                          :
                                                   :
                                                   :
                                                   :
                                                   :
ALLIANCE CAPITAL MANAGEMENT L.P.,                  :
ALLIANCE CAPITAL MANAGEMENT                        :
CORPORATION, ALLIANCE CAPITAL                      :
MANAGEMENT L.P. II, DAVE H. JOSEPH,                :
JR., and JOHN D. CARIFA,                           :
                                                   :
                           Defendants.             :
- - - - - - - - - - - - - - - - - - - - - - - - - -x


                       MOTION FOR PRELIMINARY INJUNCTION

         Plaintiffs move the Court pursuant to Court of Chancery Rule 65 for an order granting a preliminary injunction in the form attached hereto enjoining defendants from implementing a proposed reorganization of defendant Alliance Capital Management L.P. The grounds for plaintiffs' motion, as will be set forth fully in their briefs and supporting documents to be filed in accordance with the briefing schedule set by the Court or agreed to by the parties, are as follows:

         1. The reorganization is prohibited by the current agreement of limited partnership of defendant, Alliance Management Capital L.P. The proposed amended and restated agreement of limited partnership of defendant Alliance Management Capital L.P. necessary to the lawful implementation of the reorganization has not been validly adopted;

         2. The proposed transfer of units contemplated by the reorganization violates not only the current agreement of limited partnership of defendant Alliance Capital Management L.P. but also the proposed amended and restated agreement of limited partnership purportedly adopted by the unitholders;

         3. The vote of unitholders in favor of the reorganization and the proposed amended and restated agreement of limited partnership of defendant Alliance Capital Management L.P. was unfairly obtained through false and misleading solicitation materials;

         4. The proposed reorganization and amended and restated agreement of limited partnership involve material conflicts of interest on the part of defendants, are the product of unfair dealing by defendants and taken together are grossly unfair to plaintiffs and the class represented by plaintiffs; and

         5. Plaintiffs and other members of the class represented by plaintiffs will suffer immediate and irreparable harm if the proposed reorganization of defendant Alliance Capital Management L.P. is implemented.

         WHEREFORE, plaintiffs pray for the entry of an order in the form attached hereto.


                                       SMITH, KATZENSTEIN & FURLOW LLP


                                       /s/ Craig B. Smith
                                       ----------------------------------------
                                       Craig B. Smith
                                       800 Delaware Avenue
                                       Post Office Box 410
                                       Wilmington, Delaware 19899
                                       (302) 652-8400
                                       Attorneys for Plaintiffs

Date: October 4, 1999

Of Counsel:

WECHSLER HARWOOD HALEBIAN & FEFFER LLP
Stuart D. Wechsler
Frederick W. Gerkens, III
488 Madison Avenue, 8th Floor
New York, New York
(212) 935-7400

                       IN THE COURT OF THE CHANCERY OF THE STATE OF DELAWARE
                                   IN AND FOR NEW CASTLE COUNTY
- - - - - - - - - - - - - - - - - - - - - - - - - -x
R.S.M. INC. and MEL MOHR, TRUSTEE for              :
the IRENE MOHR REVOCABLE TRUST on                  :
behalf of themselves and all others similarly      :
situated,                                          :
                                                   :
                                                   :
                                                   :
                                                   :
                           Plaintiffs,             :  Civil Action No. 17449 NC
                                                   :
                                                   :
                                                   :
               - against -                         :
                                                   :
                                                   :
                                                   :
                                                   :
                                                   :
ALLIANCE CAPITAL MANAGEMENT L.P.,                  :
ALLIANCE CAPITAL MANAGEMENT                        :
CORPORATION, ALLIANCE CAPITAL                      :
MANAGEMENT L.P. II, DAVE H. JOSEPH,                :
JR., and JOHN D. CARIFA,                           :
                                                   :
                           Defendants.             :
- - - - - - - - - - - - - - - - - - - - - - - - - -x


                                     ORDER

         THIS ____ day of October, 1999, plaintiffs having moved the Court for entry of a preliminary injunction pursuant to Court of Chancery Rule 65, and the Court having considered the briefs and supporting papers of the parties, having conducted a hearing and considered the arguments of counsel,

         IT IS HEREBY ORDERED that:

         1.   Plaintiffs' motion for a preliminary injunction is granted; and

         2. Defendants, their directors, officers, employees, partners, agents, and all persons acting in concert with them are preliminary enjoined from implementing the proposed amended and restated agreement of limited partnership of defendant Alliance Capital Management L.P. and the related reorganization of defendant Alliance Capital Management L.P. pursuant to which units of limited partnership interest in defendant Alliance Capital
Management L.P. would be exchanged for units of limited partnership interest in Alliance Capital Management II L.P.

                                        ----------------------------------
                                        Chancellor

                       CORRECTED CERTIFICATE OF SERVICE


         The undersigned hereby certifies that on the 4th day of October, 1999, one copy of the Notice and Motion for Preliminary Injunction was served by facsimile on the defendants as follows:

              ALLIANCE CAPITAL MANAGEMENT L.P.
              ALLIANCE CAPITAL MANAGEMENT CORPORATION
              DAVE H. WILLIAMS
              BRUCE W. CALVERT
              ROBERT H. JOSEPH, JR.
              JOHN D. CARIFA
              c/o The Corporation Trust Company
              1209 Orange Street
              Wilmington, Delaware 19801

              ALLIANCE CAPITAL MANAGEMENT L.P. II
              c/o Corporation Service Company
              1013 Centre Road
              Wilmington, Delaware 19805

The undersigned hereby further certifies that on the 5th day of October, 1999, two copies of the Notice and Motion for Preliminary Injunction will be served by hand on the defendants as set forth above.

                                       SMITH KATZENSTEIN & FURLOW LLP


                                       /s/ Craig B. Smith
                                       ----------------------------------------
                                       Craig B. Smith
                                       800 Delaware Avenue
                                       Post Office Box 410
                                       Wilmington, Delaware 19899
                                       (302) 652-8400
                                       Attorneys for Plaintiffs

October 4, 1999


                                      -3-